Supplement dated August 31, 2018 to the

PNC Funds Prospectus,

PNC Intermediate Bond Fund Summary Prospectus,

PNC Total Return Advantage Fund Summary Prospectus, and

PNC Funds Statement of Additional Information

Each dated September 28, 2017, as supplemented

PNC Intermediate Bond Fund

PNC Total Return Advantage Fund

(the “Funds”)

This Supplement provides new and additional information beyond that contained in the above-mentioned prospectus, summary prospectuses, and statement of additional information for the Funds and should be read in conjunction with those documents.

At a meeting held on August 28, 2018, the Board of Trustees (the “Board”) of PNC Funds approved the reorganization (the “Reorganization”) of PNC Intermediate Bond Fund (“Bond Fund”) into PNC Total Return Advantage Fund (“Advantage Fund”).  If the Reorganization is completed as proposed, each shareholder of the Bond Fund would become a shareholder in the Advantage Fund.  The Reorganization is subject to a number of conditions, including approval by a vote of the Bond Fund’s shareholders, and the terms of the agreement and plan of reorganization approved by the Board.

No shareholder action is necessary at this time.  Shareholders of the Bond Fund will receive a proxy statement/prospectus that contains important information about the Reorganization and about the Advantage Fund, including information about the Advantage Fund’s investment strategies, risks, fees and expenses.  If shareholders approve the Reorganization and other closing conditions are met, the Reorganization is anticipated to close in the fourth quarter of 2018.  For U.S. federal income tax purposes, the Reorganization is not intended to directly result in the recognition of income, gain, or loss by Bond Fund, Advantage Fund, or the shareholders of Bond Fund or Advantage Fund.  Prior to the Reorganization, Bond Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in the Bond Fund’s prospectus, as supplemented.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Funds, nor is it a solicitation of any proxy.  When it is available, please read the prospectus/proxy statement carefully before making any decision to invest or when considering the Reorganization.  The prospectus/proxy statement will contain information about persons who may be considered “participants” in the solicitation of the Bond Fund’s shareholders.  The prospectus/proxy statement will be available for free on the SEC’s website (www.sec.gov).

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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